Exhibit 10.16f
Execution Copy

AMENDMENT NO. 5 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 5 to FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 29, 2020, is entered into among AUTOMOTIVE FINANCE CANADA INC. an Ontario corporation (the “Seller” and the initial “Servicer”), KAR AUCTION SERVICES, INC., a Delaware corporation (the “Performance Guarantor”), and BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, an Ontario trust (the “Trust”).
R E C I T A L S
A.    The Seller, the Servicer, the Performance Guarantor and the Trust are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of December 20, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 10.4 of the Agreement, the Seller, the Servicer, the Performance Guarantor and the Trust desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendments to Agreement. The Agreement is hereby amended as follows:
2.1.    The definition of “KAR Credit Facility” in Section 1.1 of the Agreement is hereby amended to read as follows:
"KAR Credit Facility" means that certain Amended and Restated Credit Agreement, originally dated as of March 11, 2014, as amended by the Incremental Commitment Agreement and First Amendment dated as of March 9, 2016, as amended by the Incremental Commitment Agreement and Second Amendment dated as of May 31, 2017, as amended by the Third Amendment dated as of September 19, 2019, and as amended by the Fourth Amended dated as of May 29, 2020 by and among KAR, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time;
2.2.    Each of the parties hereto agrees that any Receivable which complies with Schedule II – Customer Relief Plan Extension hereto (subject to the requirements specified in such schedule) shall constitute an Eligible Receivable notwithstanding that such Receivable (x) does not comply with clauses (m) or (n) of the definition of Eligible

Receivable or (y) would otherwise constitute a Receivable described in clause (viii) of the definition of Special Concentration Percentage, in each case, solely to the extent such Receivable participates in such Customer Relief Plan Extension.
3.    Representations and Warranties. The Seller, in its capacity as Seller and as Servicer, hereby represents and warrants to the Trust as follows:
(a)    Representations and Warranties. The representations and warranties in Section 4.1 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by the Seller of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are the Seller’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Trigger Event. No Trigger Event or any event with the giving of notice or the lapse of time, or both, that would constitute a Trigger Event has occurred and is continuing.
4.    Effectiveness. This Amendment shall become effective upon the receipt by the Trust of each of the counterparts of this Amendment executed by each of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other document or instrument executed in connection with the Agreement) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law; provided that nothing herein shall require the Trust to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereto hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.
8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
9.    Reaffirmation of Performance Guarantee. By its execution of this Amendment, the Performance Guarantor consents to the amendments to the Agreement contained herein and reaffirms its obligations under Section 8.1 of the Agreement after giving effect to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AUTOMOTIVE FINANCE CANADA INC., as Seller and initial Servicer

By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior Vice President Finance & Treasurer

KAR AUCTION SERVICES, INC., as Performance Guarantor
By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: EVP & CFO

S-1

AFC Amendment No. 5 to Fourth A&R RPA

BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.
By: /s/ John Vidinovski
Name: John Vidinovski
Title: Managing Director
By: /s/ Kevin Brown
Name: Kevin Brown
Title: Director

S-2

AFC Amendment No. 5 to Fourth A&R RPA

Schedule II- Customer Relief Plan1 Extension

Effective June 1, 2020, any vehicles floored on or prior to March 18, 2020 and due for curtailment from June 1, 2020 through June 30, 2020 may be curtailed with the payment for principal, fees, and interest deferred until each customer’s first contracted curtailment following June 30, 2020 (all deferred amounts will be due on such Curtailment Date).

The following guidelines are in place:

•    Dealers will have the ability to make a payment against principal if they so choose
•    Sold units are still required to be paid according to current policy
•    Units floored after March 18, 2020 or that are currently past due are not eligible
•    Any vehicles being requested for additional curtailments outside of contracted terms will require Regional Director approval
• No fees, including curtailment fees, are being waived
•    Dealers will not be eligible if:
o    they have sold out of trust (SOT) units;
o    they have repo units; or
o    if Automotive Finance Canada Inc. has taken legal action against them

________________________
1 Previously referred to as the Curtailment Deferral Plan